Exhibit 10.1

SECOND AMENDMENT

TO

CREDIT AGREEMENT

DATED AS OF DECEMBER 15, 2015

AMONG

CHESAPEAKE ENERGY CORPORATION,

AS THE BORROWER,

MUFG UNION BANK, N.A.,

AS ADMINISTRATIVE AGENT, CO-SYNDICATION AGENT, A SWINGLINE LENDER

AND A LETTER OF CREDIT ISSUER,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS CO-SYNDICATION AGENT, A SWINGLINE LENDER

AND A LETTER OF CREDIT ISSUER,

AND

THE LENDERS

PARTY HERETO

MUFG UNION BANK, N.A. AND

WELLS FARGO SECURITIES, LLC

AS JOINT LEAD ARRANGERS AND JOINT BOOKRUNNERS

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Amendment”) dated as of December 15, 2015, is among Chesapeake Energy Corporation, an Oklahoma corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), each Lender (as defined below) party hereto, and MUFG Union Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

RECITALS

A. The Borrower, the Administrative Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each a “Lender”) have entered into that certain Credit Agreement dated as of December 15, 2014 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”).

B. The Borrower has requested, and the Majority Lenders have agreed, to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein.

C. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Section 1.1. The following defined terms set forth in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as follows:

“Borrowing Base Trigger Event” shall mean (a) the public announcement by Moody’s or S&P that the Index Debt is rated Ba3 or lower from Moody’s or BB- or lower from S&P or if the Index Debt is unrated by Moody’s and S&P or (b) the Borrower or one of its Restricted Subsidiaries creates, assumes or suffers to exist any Enumerated Lien.

“Borrowing Base Trigger Period” shall mean:

(a) the period (the “Special Borrowing Base Trigger Period”) commencing on the First Amendment Effective Date and continuing until the later of (i) the first anniversary of the First Amendment Effective Date and (ii) the first Business Day on which all Enumerated Liens are released and either (A) (1) the rating of the Index Debt is BB+ or higher from S&P (with an Index Debt rating of at least

Ba2 from Moody’s) or Ba1 or higher from Moody’s (with an Index Debt rating of at least BB from S&P) and (2) the Leverage Ratio of the Borrower (as of the date of the most recent financial statements delivered to the Administrative Agent pursuant to Section 9.1) does not exceed 3.00:1.00 or (B) the rating of the Index Debt is BBB- or higher from S&P (with an Index Debt rating of at least Ba1 from Moody’s) or Baa3 or higher from Moody’s (with an Index Debt rating of at least BB+ from S&P) (such date the “First Unsecured Period Date”); and

(b) at any time after the First Unsecured Period Date,

(i) the first Business Day following a Borrowing Base Trigger Event until the first Business Day on which (A) all Enumerated Liens are released and (B) the rating of the Index Debt is BB or higher from S&P (if then rated by S&P) and Ba2 or higher from Moody’s (if then rated by Moody’s); or

(ii) the period commencing with the date on which the Borrower elects under Section 13.18 to have the Facility governed by a Borrowing Base and ending on any date on which the Borrower has elected to cease to have the Facility governed by a Borrowing Base, provided that on such date, no Borrowing Base Trigger Event is in effect.

“Facility Termination” shall mean the first Business Day when all Obligations (other than Lender Hedging Obligations and indemnification and other contingent obligations for which no claim has been asserted at the relevant time of determination) have been paid in full, all Commitments have terminated or expired and no Letter of Credit shall be outstanding that is not Cash Collateralized or otherwise back-stopped pursuant to arrangements satisfactory to the applicable Letter of Credit Issuer and the Administrative Agent.

“Index Debt” shall mean the senior, unsecured, long-term indebtedness for borrowed money of the Borrower that is not guaranteed by any other Person (but may be guaranteed by one or more Guarantors) or subject to any other credit enhancement.

2.2 Further Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended to add thereto the following definitions:

“Additional Junior Lien Debt” means any Junior Lien Debt (including any Exchange Junior Lien Debt or New Money Junior Lien Debt) issued after the Borrower issues Junior Lien Debt in the aggregate principal amount of $4,000,000,000.

“Additional Permitted Junior Lien Debt” shall mean any Additional Junior Lien Debt so long as, after giving effect to the (a) issuance of all Junior Lien Debt (including such Additional Junior Lien Debt), (b) exchange of all Junior Lien Debt (including such Additional Junior Lien Debt) consisting of Exchange Junior Lien Debt for other Indebtedness and (c) use of the proceeds from the issuance of all Junior Lien Debt (including such Additional Junior Lien Debt) consisting of

New Money Junior Lien Debt to the extent used to repay, redeem or otherwise retire existing Indebtedness, the Pro Forma Net Increase in Annual Cash Interest Expense does not exceed $75,000,000; provided that (i) no such Additional Permitted Junior Lien Debt may be issued prior to the date that the Borrower has exchanged Junior Lien Debt for its Contingent Convertible Senior Notes or senior notes issued pursuant to the Indentures, in each case puttable or due, as applicable, during 2017, 2018 or 2019, in an aggregate principal amount in excess of $2,000,000,000 and (ii) the aggregate amount of Additional Permitted Junior Lien Debt consisting of New Money Junior Lien Debt at any time outstanding shall not exceed $2,000,000,000.

“Enumerated Lien” shall mean, at any time of determination, any Lien securing Junior Lien Debt; provided that if at such time such Lien could otherwise be incurred under Section 10.2, such Lien shall not be deemed to be an Enumerated Lien at such time.

“Exchange Junior Lien Debt” means any Junior Lien Debt issued in an exchange for then-outstanding senior notes issued pursuant to the Indentures or Contingent Convertible Senior Notes.

“Junior Lien Basket” shall mean, as of any date, the sum of (i) $4,000,000,000 plus (ii) the amount of Additional Permitted Junior Lien Debt then outstanding.

“Junior Lien Debt” shall mean Indebtedness that satisfies all of the requirements of Section 10.1(s)(x).

“Intercreditor Agreement” shall mean the Intercreditor Agreement to be entered into in connection with the issuance of the Borrower’s Senior Secured Second Lien Notes due 2022.

“New Money Junior Lien Debt” shall mean any Junior Lien Debt issued for cash consideration (net of any original issue discount, fees and similar amounts) without regard for the use of proceeds of such Junior Lien Debt.

“Pro Forma Net Increase in Annual Cash Interest Expense” as of any date is equal to the difference of

(a) the anticipated annual cash interest expense (not including the amortization of discounts, fees and other issuance costs and not including “payment-in-kind” interest; provided that if the stated cash interest rate on any Junior Lien Debt (x) changes over time, the cash interest rate used in this computation shall be the yield to maturity of such Junior Lien Debt from the date of determination and/or (y) is a variable rate, the index rate used in the calculation thereof shall be assumed to be constant from the date of determination) of all Junior Lien Debt (including any Additional Junior Lien Debt to be issued on such date) then outstanding for the 12 months beginning on such date minus

(b) the product of

(1) the aggregate principal amount of all Indebtedness exchanged, redeemed, paid or otherwise retired by the issuance, or with the proceeds, (as the case may be) of all Junior Lien Debt times

(2) the weighted average annual stated interest rate (with respect to any variable rate Indebtedness, using the annual interest rate in effect on the date of exchange, redemption, payment or other retirement) on all such Indebtedness so exchanged, redeemed, paid or otherwise retired.

2.3 Amendment of Section 2.14(j). Section 2.14(j) of the Credit Agreement is hereby amended to read in its entirety as follows:

(j) Collateral Releases. Upon written request by the Borrower to the Administrative Agent, the Administrative Agent shall execute releases in the form provided to it by the Borrower and acceptable to the Administrative Agent at the cost and expense of the Borrower thereby releasing one or more properties from the Lien of the Mortgages in accordance with the terms set forth herein and therein, provided in each case that: (i) immediately after giving effect thereto, the Collateral Coverage Ratio is not less than the Minimum Collateral Coverage Ratio, (ii) no Default or Event of Default exists or would exist immediately after giving effect to such release; (iii) the delivery of such release shall be conditioned upon the concurrent release of any then-existing Enumerated Lien on such properties , and (iv) if after giving effect to such release, the Collateral being released would not cause the value of all released and substituted Collateral released or substituted since the most recent PV-9 Determination Date to be in excess of 33% of the PV-9 (as of the most recent PV-9 Determination Date), as determined, in the case of any release or substitution of less than or equal to 10% of the PV-9, by the Administrative Agent or as determined, in the case of any release or substitution of more than 10% but less than 33% of the PV-9, collectively by the Administrative Agent and at least one other Agent Bank.

2.4 Amendment to Section 10.1(s). Section 10.1(s)(x)(v) of the Credit Agreement is hereby amended to replace “$2,000,000,000” as it appears in such provision with “the Junior Lien Basket”.

2.5 Amendments of Section 13.17(a). Section 13.17(a) of the Credit Agreement is hereby amended as follows:

(a) The first sentence of Section 13.17(a) is here by amended by adding the following proviso to the end thereof:

; provided, however, that in the case of clauses (ii), (iii), or (v), such release of Liens shall be conditioned upon the concurrent release of any then-existing Enumerated Lien on such Collateral

(b) Clause (iii) of the third sentence of Section 13.17(a) is here by amended in its entirety to read as follows:

(iii) such Guarantor no longer being a guarantor under the Secured Hedge Facility, any Junior Lien Debt or any Indenture

2.6 Amendment of Section 13.17(b). Section 13.17(b) of the Credit Agreement is hereby restated in its entirety to read as follows:

(b) Notwithstanding anything to the contrary contained herein or any other Credit Document, upon the Discharge of Priority Lien Obligations (as defined in the Intercreditor Agreement), all security interests and Liens in all Collateral and all obligations under all the Credit Documents shall be automatically released and discharged as contemplated by the Intercreditor Agreement, and the Administrative Agent shall (without notice to, or vote or consent of, any Secured Party) take such actions as shall be required, advisable or reasonably requested by the Borrower to evidence or otherwise more fully effect the foregoing, provided, however, that such Obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

Section 3. Effectiveness. This Amendment shall become effective on the date on which each of the conditions set forth in this Section is satisfied (the “Effective Date”):

3.1 The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from (a) the Borrower, (b) each Guarantor, (c) the Administrative Agent, and (d) Lenders constituting at least the Majority Lenders.

3.2 No Default or Event of Default shall have occurred and be continuing as of the date hereof, before and after giving effect to the terms of this Amendment.

3.3 All representations and warranties made by any Credit Party in the Credit Agreement or in the other Credit Documents are, to the knowledge of the Borrower, true and correct in all material respects (unless such representations and warranties are already qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representations and warranties are already qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) as of such earlier date).

Section 4. Miscellaneous.

4.1(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

4.2 Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Credit Documents, or any future defaults of the same provision waived hereunder (collectively “Violations”). Similarly, except as expressly amended hereby, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Violations; (b) amend or alter any provision of the Credit Agreement, the other Credit Documents, or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Violations.

4.3 The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; and (c) represents and warrants to the Lenders that as of the Effective Date, before and after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Credit Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

4.4 This Amendment is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.

4.5 THE CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	CHESAPEAKE ENERGY CORPORATION

	By:	/s/ Caleb G. Morgret
	Name:	Caleb G. Morgret
	Title:	Vice President and Treasurer

GUARANTORS:	CHESAPEAKE LOUISIANA, L.P.

	By:	CHESAPEAKE OPERATING, L.L.C., its general partner

		By:	/s/ Caleb G. Morgret
		Name:	Caleb G. Morgret
		Title:	Vice President and Treasurer

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

CHESAPEAKE EXPLORATION, L.L.C.

CHESAPEAKE APPALACHIA, L.L.C.

CHESAPEAKE E&P HOLDING CORPORATION

CHESAPEAKE ENERGY LOUISIANA CORPORATION

CHESAPEAKE NG VENTURES CORPORATION

CHK ENERGY HOLDINGS, INC.

SPARKS DRIVE SWD, INC.

WINTER MOON ENERGY CORPORATION

CHESAPEAKE AEZ EXPLORATION, L.L.C.

CHESAPEAKE-CLEMENTS ACQUISITION, L.L.C.

CHESAPEAKE ENERGY MARKETING, L.L.C.

CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C.

CHESAPEAKE OPERATING, L.L.C.

CHESAPEAKE PLAZA, L.L.C.

CHESAPEAKE ROYALTY, L.L.C.

CHESAPEAKE VRT, L.L.C.

CHK-MAC, L.L.C.

COMPASS MANUFACTURING, L.L.C.

EMLP, L.L.C., on behalf of itself and as general partner in

            EMPRESS LOUISIANA PROPERTIES, L.P.

EMPRESS, L.L.C.

GSF, L.L.C.

MC LOUISIANA MINERALS, L.L.C.

MC MINERAL COMPANY, L.L.C.

MIDCON COMPRESSION, L.L.C.

NOMAC SERVICES, L.L.C.

NORTHERN MICHIGAN EXPLORATION COMPANY, L.L.C.

CHESAPEAKE MIDSTREAM DEVELOPMENT, L.L.C.

CHK UTICA, L.L.C.

By:	/s/ Caleb G. Morgret
Name:	Caleb G. Morgret
Title:	Vice President and Treasurer

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

MUFG UNION BANK, N.A., as Administrative Agent and Lender

By:	/s/ Haylee Edwards
Name:	Haylee Edwards
Title:	Vice President

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Carl Stutzman
Name:	Carl Stutzman
Title:	Managing Director, Group Head

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

WELLS FARGO BANK NATIONAL ASSOCIATION, as Co-Syndication Agent, Letter of Credit Issuer, Swingline Lender and Lender

By:	/s/ Michael A. Tribolet
Name:	Michael A. Tribolet
Title:	Managing Director

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Documentation Agent, Letter of Credit Issuer and Lender

By:	/s/ Dennis Petito
Name:	Dennis Petito
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

BANK OF AMERICA, N.A., as Co-Documentation Agent, Letter of Credit Issuer and Lender

By:	/s/ Kathleen L. Padilla
Name:	Kathleen L. Padilla
Title:	Vice President

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent, Letter of Credit Issuer and Lender

By:	/s/ Dave Katz
Name:	Dave Katz
Title:	Executive Director

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

CITIBANK, N.A., as Lender

By:	/s/ Phillip Ballard
Name:	Phillip Ballard
Title:	Vice President

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Benjamin Souh
Name:	Benjamin Souh
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

DNB CAPITAL LLC, as Lender

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	Senior Vice President

By:	/s/ Asuiv Tveit
Name:	Asuiv Tveit
Title:	First Vice President

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

BARCLAYS BANK PLC, as Lender

By:	/s/ Luke Syme
Name:	Luke Syme
Title:	Assistant Vice President

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

EXPORT DEVELOPMENT CANADA, as Lender

By:	/s/ Vivianne Bouchard
Name:	Vivianne Bouchard
Title:	Sr. Asset Manager

By:	/s/ Marc Blondin
Name:	Marc Blondin
Title:	Loan Portfolio Manager

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

NATIXIS, NEW YORK BRANCH, as Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Director

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

MIZUHO BANK, LTD., as Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

BNP Paribas, as Lender

By:	/s/ Ann Rhoads
Name:	Ann Rhoads
Title:	Managing Director

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

COMPASS BANK, as Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	SVP

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

Signature Page

CHESAPEAKE ENERGY CORPORATION – Second Amendment